Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

Dated September 17, 2009

among

QWEST COMMUNICATIONS INTERNATIONAL INC.

as Issuer,

THE GUARANTORS NAMED HEREIN,

and

CITIGROUP GLOBAL MARKETS INC.,

As Representative of the Initial Purchasers

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of September 17, 2009, among QWEST COMMUNICATIONS INTERNATIONAL INC., a Colorado corporation (the “Issuer” or the “Company”), QWEST SERVICES CORPORATION, a Colorado corporation (“QSC”), and QWEST CAPITAL FUNDING, INC., a Colorado corporation (“QCF” and together with QSC, the “Guarantors”), on the one hand, and the several Initial Purchasers named in Schedule A to the Purchase Agreement as defined below (each, an “Initial Purchaser” and collectively, the “Initial Purchasers”), on the other hand, who have each agreed to purchase, severally and not jointly, pursuant to the Purchase Agreement a specified amount of newly issued 8.00% Notes due 2015 (the “Notes”).

This Agreement is made pursuant to the Purchase Agreement, dated as of September 14, 2009 (the “Purchase Agreement”), by and among the Issuer, the Guarantors and the Initial Purchasers (i) for the benefit of the Issuer, the Guarantors and the Initial Purchasers and (ii) for the benefit of the Holders (including the Initial Purchasers).  As of the date hereof, the Issuer’s obligations under the Notes will be fully and unconditionally guaranteed (the “Guarantees”) by each of the Guarantors on the terms set forth in the Indenture.  References herein to the “Securities” refer to the Notes and the Guarantees, collectively and, unless the context otherwise requires, any reference herein to a “Security,” an “Exchange Security” or a “Registrable Security” shall include a reference to the related Guarantees.  In order to induce the Initial Purchasers to purchase the Securities, the Issuer and the Guarantors have agreed to provide the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5 of the Purchase Agreement.  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders:

1.             Definitions.

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

“Additional Interest” shall have the meaning set forth in Section 2(d) hereof.

“Affiliate” shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person; for purposes of this definition, “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Broker-Dealer Representative” shall mean Citigroup Global Markets, Inc.

“Business Day” shall mean any day that is not a Saturday, Sunday, or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Closing Date” shall have the meaning set forth in the Purchase Agreement.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors and assigns.

“Exchange Date” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Issuer of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchange Period” shall have the meaning set forth in Section 2(a) hereof.

“Exchange Securities” shall mean securities issued by the Issuer under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not contain restrictions on transfer and provisions relating to Additional Interest) that will be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“Freely Tradable” shall mean, with respect to a Security, a Security that at any time of determination, if it were not held by an Affiliate of the Company, (i) may be resold to the public in accordance with Rule 144 under the 1933 Act or any successor provision thereof (“Rule 144”) without regard to volume, manner of sale, or any other restrictions contained in Rule 144 (other than the holding period requirement in paragraph (d)(1)(ii) of Rule 144 so long as such holding period requirement is satisfied at such time of determination), (ii) does not bear a restrictive legend relating to the 1933 Act that has not been deemed removed pursuant to the terms of the Indenture, and (iii) for which the Trustee shall have directed the Depository (as defined in the Indenture) to transfer the beneficial interest in the Global Note representing such Security to a security position bearing an unrestricted CUSIP and for which the Depository shall have effected such transfer.

“Guarantees” shall have the meaning set forth in the preamble.

“Guarantors” shall have the meaning set forth in the preamble.

“Holder” shall mean a holder of Registrable Securities, for so long as such holder owns any Registrable Securities, and each of such holder’s successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture or who become beneficial owners of Registrable Securities, so long as in the case of beneficial owners, such owners have so notified the Issuer in writing; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holder” shall include Participating Broker-Dealers.

“Indenture” shall mean the Indenture relating to the Securities dated as of February 5, 2004, among the Company, the Guarantors and The Bank of New York Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association); as supplemented by a first supplemental indenture, dated as of June 17, 2005, among the Company, the Guarantors and U.S. Bank National Association, as Trustee, a second supplemental indenture, dated as of June 23, 2005 among the Company, the Guarantors and the Trustee and a third supplemental indenture to be entered into among the Company, the Guarantors and the Trustee on the Closing Date.

“Initial Purchaser” shall have the meaning set forth in the preamble.

“Issuer” shall have the meaning set forth in the preamble and shall also include the Issuer’s successors and assigns.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided, however, that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Issuer or any of its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

“Participant” shall have the meaning set forth in Section 5 hereof.

“Participating Broker-Dealer” shall have the meaning set forth in Section 4(a) hereof.

“Person” shall be construed broadly and shall include, without limitation, an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency, or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided, however, that the Securities shall cease to be Registrable Securities (i) when, in the case of a Holder of such Securities who was entitled to participate in the Exchange Offer, an Exchange Offer Registration Statement with respect to such Securities has been declared effective under the 1933 Act and either (a) such Securities have been exchanged pursuant to the Exchange Offer for Exchange Securities or (b) such Securities were not tendered by the Holder thereof in the Exchange Offer, (ii) when a Shelf Registration Statement with respect to such Securities has become effective under the 1933 Act and such Securities have been disposed of pursuant to such Shelf Registration Statement, (iii) when such Securities are Freely Tradable, or (iv) when such Securities have ceased to be outstanding.

“Registration Default” shall have the meaning set forth in Section 2(d) hereof.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuer and the Guarantors with this Agreement, including, without limitation:  (i) all SEC, New York Stock Exchange, or Financial Industry Regulatory Authority (“FINRA”) registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for all underwriters or Holders as a group in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) within the United States (x) where the Holders are located, in the case of the Exchange Securities, or (y) as provided in Section 3(d) hereof, in the case of Registrable Securities to be sold by a Holder pursuant to a Shelf Registration Statement, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing, and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuer and the Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders), and (viii) the fees and disbursements of the independent public accountants of the Issuer and the Guarantors, including the expenses of any special audits, agreed-upon procedures, or “cold comfort” letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and out-of-pocket expenses incurred by the Holders and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Issuer that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this

Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

“Registration Trigger Date” shall mean the fifth Business Day following the one-year anniversary of the last original issue date of the Securities.

“SEC” shall mean the Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Effectiveness Date” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuer pursuant to the provisions of Section 2(b) of this Agreement that covers at effectiveness all or a portion of the Registrable Securities (other than Registrable Securities the Holders of which have not complied with their obligations under Section 2(f) of this Agreement or have elected not to have their Registrable Securities included in the Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“TIA” shall have the meaning set forth in Section 3(l) hereof.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriters” shall have the meaning set forth in Section 3 hereof.

“Underwritten Offering” shall mean a registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2.             Registration Under the 1933 Act.

(a)           To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Issuer and Guarantors shall file, with respect to any Securities that on the Registration Trigger Date are Registrable Securities, an Exchange Offer Registration Statement covering the offer by the Issuer and the Guarantors, to the Holders, to exchange all of the Registrable Securities for Exchange Securities in a like aggregate principal amount and to use their commercially reasonable efforts to have such Registration Statement remain effective until the closing of the Exchange Offer; provided, however, that if requested pursuant to Section 4 hereof, the Issuer and Guarantors will use their commercially reasonable efforts to have such Registration Statement remain effective for 90 days after the date on which such Registration Statement is declared effective for use by one or more Participating Broker-Dealers.  The Issuer and the Guarantors shall commence the Exchange Offer as promptly as practicable after the Exchange Offer Registration Statement has been declared effective by the SEC, and the Issuer shall use its commercially reasonable efforts to have the Exchange Offer consummated not later than 45 days after the date on which the Exchange Offer Registration Statement is declared effective (such 45-day period being the “Exchange Period”).

The Issuer and the Guarantors shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

(i)            that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

(ii)           the date of acceptance for exchange (which shall be a date at least 20 business days (or longer if required by applicable law) from the date such notice is mailed) (the “Exchange Date”);

(iii)          that any Registrable Security not tendered by a Holder who was eligible to participate in the Exchange Offer will remain outstanding and continue to accrue interest, but will not retain any rights under this Registration Rights Agreement;

(iv)          that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the Exchange Date; and

(v)           that Holders will be entitled to withdraw their election, not later than the close of business, New York City time, on the Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities exchanged.

As soon as practicable after the Exchange Date, the Issuer and the Guarantors shall:

(vi)          accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(vii)         deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Issuer and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Security equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder; provided, however, that, in the case of any Registrable Securities held in global form by a depositary, authentication and delivery to such depositary of one or more Exchange Securities in global form in an equivalent principal amount thereto for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.

Each Holder (including, without limitation, each Participating Broker-Dealer) who participates in the Exchange Offer will be required to represent to the Issuer, in writing (which may be contained in the applicable letter of transmittal), that: (1) any Exchange Securities acquired in exchange for Registrable Securities tendered are being acquired in the ordinary course of business of the Person receiving such Exchange Securities, whether or not such recipient is a Holder of Registrable Securities, (2) neither such Holder nor, to the actual knowledge of such Holder, any other Person receiving Exchange Securities from such Holder has an arrangement or understanding with any Person to participate in the distribution of the Exchange Securities in violation of the provisions of the 1933 Act, (3) the Holder is not an Affiliate of the Issuer or if it is an Affiliate, it will comply with the registration and prospectus delivery requirements of the 1933 Act to the extent applicable, (4) if such Holder is not a Participating Broker-Dealer, it has not engaged in, and does not intend to engage in, the distribution of Exchange Securities, (5) if such Holder is a Participating Broker-Dealer, such Holder acquired the Registrable Securities as a result of market-making activities or other trading activities, it will deliver a prospectus in connection with any resale of the Exchange Securities and it will comply with the applicable provisions of the 1933 Act with respect to resale of any Exchange Securities, and (6) such Holder has full power and authority to transfer the Registrable Securities in exchange for the Exchange Securities.

The Issuer and the Guarantors shall comply with the applicable requirements of the 1933 Act, the 1934 Act, and other applicable laws and regulations in connection with the Exchange Offer.  The Exchange Offer shall not be subject to any conditions, other than (1) that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC, (2) that no action or proceeding shall have been instituted or threatened in any court or by any governmental agency with respect to the Exchange Offer and no material adverse development shall have occurred with respect to the Issuer or any Guarantor, (3) that all governmental approvals shall have been obtained that the Issuer and the Guarantors deem necessary for the consummation of the Exchange Offer, (4) that the conditions precedent to the Issuer’s and the Guarantors’ obligations under this Agreement shall have been fulfilled, and (5) such other conditions as shall be deemed necessary or appropriate by the Issuer and the Guarantors in their reasonable judgment.

(b)           In the event that

(i)            the Issuer is required to consummate an Exchange Offer pursuant to Section 2(a) hereof but determines that the Exchange Offer Registration provided for in Section 2(a)

above is not available or may not be consummated as soon as practicable after the Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC,

(ii)           the Issuer is required to consummate an Exchange Offer pursuant to Section 2(a) hereof but the Exchange Offer Registration Statement is not declared effective by the Registration Trigger Date,

(iii)          any Holder of Registrable Securities notifies the Issuer after the commencement of the Exchange Offer that due to a change in applicable law or SEC policy it is not entitled to participate in the Exchange Offer,

(iv)          any Holder that participates in the Exchange Offer (and tenders its Registrable Securities prior to the expiration thereof) does not receive Exchange Securities on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an Affiliate of the Issuer or as a Participating Broker-Dealer), or

(v)           the Issuer receives a written request (a “Shelf Request”) from any Initial Purchaser representing that it holds Registrable Securities that, in the opinion of counsel for the Initial Purchasers, are not Freely Tradable on the Registration Trigger Date,

then the Issuer and the Guarantors shall as promptly as practicable file a Shelf Registration Statement providing for the sale of all of the Registrable Securities by the Holders thereof and use their commercially reasonable efforts to have such Shelf Registration Statement become effective by the 90th day following (A) the date of determination, in the case of (i) above, (B) the Registration Trigger Date, in the case of (ii) above, (C) the date of notification, in the case of (iii) above, (D) the Exchange Date, in the case of (iv) above, and (E) the date the Company receives the Shelf Request, in the case of (v) above (each of such dates, as applicable, the “Shelf Registration Effectiveness Date”).

In the event the Issuer and the Guarantors are required to file a Shelf Registration Statement solely as a result of the matters referred to in clauses (iii) or (v) of the preceding sentence, the Issuer and the Guarantors shall file and use their commercially reasonable efforts to have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by such other Holders or the Initial Purchasers, as applicable, after completion of the Exchange Offer.  The Issuer and the Guarantors agree, except as set forth herein, to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earlier of (i) two years after the Closing Date or (ii) the date on which all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or otherwise no longer constitute Registrable Securities (the “Shelf Effectiveness Period”).  The Issuer and the Guarantors further agree to supplement or amend the Shelf Registration Statement if required by the rules, regulations, or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus with respect to information relating to such Holder, and to use their commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable.  The Issuer and the Guarantors agree to furnish to the Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus, upon request, copies of any such supplement or amendment promptly after its being used or filed with the SEC.  Notwithstanding the foregoing, the Issuer and the Guarantors shall not be required to file more than one post-effective amendment to the Shelf Registration Statement in any fiscal quarter, such timing to be determined in the reasonable discretion of the Issuer, to add one or more Holders to the “Selling Securityholders” table of the Shelf Registration Statement or to update any information in such table.  Notwithstanding anything to the contrary contained herein, if any exchange offer is consummated after the Exchange Date, any obligations of the Issuer and the Guarantors arising as a result of clause (ii) above shall terminate and such exchange offer shall be deemed an Exchange Offer pursuant to Section 2(a).

(c)           The Issuer and the Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b).  Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the registration of such Holder’s Registrable Securities pursuant to the Exchange Offer Registration Statement or the Shelf Registration Statement.

(d)           An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or, in the case of a Shelf Registration Statement, is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act; provided, however, that, if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to be effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

As provided for in the Indenture, the annual interest rate on the Registrable Securities will be increased (the “Additional Interest”) under the following conditions:

subject to Sections 2(f) and 2(g), if (i) an Exchange Offer Registration Statement is required to be filed pursuant to Section 2(a) hereof and (A) the Exchange Offer Registration Statement has not been declared effective by the SEC on or prior to the Registration Trigger Date (and the Shelf Registration Statement has not become effective), or (B) the Exchange Offer Registration Statement has been declared effective by the SEC but the Issuer has not exchanged Exchange Securities for all Registrable Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the end of the Exchange Period or (ii) if a Shelf Registration Statement is required pursuant to Section 2(b) hereof and such Shelf Registration Statement (A) does not become effective on or prior to the Shelf Registration Effectiveness Date, or

(B) is filed and becomes effective but thereafter ceases to be effective or usable during the Shelf Effectiveness Period (1) as a result of an order suspending the effectiveness of the Shelf Registration Statement or otherwise, or (2) if related to the events or circumstances set forth in Section 2(g) below, for more than 60 days (whether or not consecutive) in any 12-month period (each such event referred to in clauses (i) and (ii), a “Registration Default”), then Additional Interest shall accrue on the principal amount of the Registrable Securities at a rate of 0.25% per annum commencing (1) on the Registration Trigger Date, in the case of (i)(A) above, (2) at the end of the Exchange Period, in the case of (i)(B) above, (3) on the Shelf Registration Effectiveness Date, in the case of (ii)(A) above, (4) on the day such Shelf Registration Statement ceases to be effective, in the case of (ii)(B)(1) above, or (5) on the 61st day the Prospectus ceases to be usable for resales, in the case of (ii)(B)(2) above, and such Additional Interest rate shall continue to, but excluding, the earlier of (1) the date on which such Registration Default has been cured as set forth below or (2) the date that is two years after the Closing Date (it being understood and agreed that, in the case of a Registration Default under clause (i)(A) or (i)(B) above, no Additional Interest shall accrue on Registrable Securities that (y) have been provided the opportunity to be tendered in an Exchange Offer or (z) are then covered by an effective Shelf Registration Statement).

Upon (1) the earlier of (x) the exchange of Exchange Securities for all Registrable Securities tendered in an Exchange Offer and (y) the effectiveness of the Shelf Registration Statement (in the case of clause (i)(A) above), (2) the exchange of Exchange Securities for all Registrable Securities tendered in an Exchange Offer (in the case of clause (i)(B) above), (3) the effectiveness of the Shelf Registration Statement (in the case of clause (ii)(A) above), and (4) the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (ii)(B) above), Additional Interest on the Registrable Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue; provided, however, that in the case of a Registration Default relating to a Shelf Registration Statement required to be filed under Sections 2(b)(iii) or 2(b)(v) hereof,  it is expressly understood that Additional Interest shall be payable only with respect to the Registrable Securities so requested to be registered pursuant to such sections, and provided, further, however, that if a Registration Default under clause (ii)(B) above occurs because of the filing of a post-effective amendment to a Shelf Registration Statement to incorporate annual audited financial information with respect to the Issuer or to add Holders to the “Selling Securityholders” table (or to update any information in such table) where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus, it is expressly understood that Additional Interest shall be payable only from and after the date such Registration Default continues for at least 30 days and shall be payable only to holders of Registrable Securities listed in such Shelf Registration Statement.

Notwithstanding the foregoing, (1) the amount of Additional Interest payable shall not increase because more than one Registration Default has occurred and is pending, and (2) a Holder of Registrable Securities or Exchange Securities who is not entitled to the benefits of the Shelf Registration Statement, including a Holder whose Registrable Securities are excluded from a Shelf Registration Statement as a result of its failure to provide the information required by Section

2(f) hereof, shall not be entitled to Additional Interest with respect to a Registration Default that pertains to the Shelf Registration Statement.

(e)           Without limiting the remedies available to the Holders, the Issuer and the Guarantors acknowledge that any failure by the Issuer and the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Issuer’s and the Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.

(f)            No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration unless and until such Holder furnishes to the Issuer, in writing within 15 days after receipt of a request therefor, the information with respect to such Holder specified in Regulation S-K under the 1933 Act and any other applicable rules, regulations or policies of the SEC for use in connection with any Shelf Registration or Prospectus included therein, on a form to be provided by the Issuer.  Each selling Holder agrees to furnish promptly to the Issuer additional information to be disclosed so that the information previously furnished to the Issuer by such Holder does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  No Holder of Registrable Securities shall be entitled to Additional Interest pursuant to Section 2(d) hereof unless and until such Holder shall have provided all such information.

(g)           The Issuer and the Guarantors may delay the filing or the effectiveness of an Exchange Offer Registration Statement or a Shelf Registration Statement (including any post-effective amendment thereto) for a period of up to 30 days during any 90-day period if (i) there occur material events or developments with respect to the Issuer and the Guarantors that would need to be described in such Registration Statement or the related Prospectus, and the effectiveness of such Registration Statement is reasonably required to be suspended while such Registration Statement and related Prospectus are amended or supplemented to reflect such events or developments, (ii) there occur material events or developments with respect to the Issuer or any of its Affiliates, the disclosure of which the Issuer and the Guarantors determine in good faith would have a material adverse effect on the business, operations or prospects of the Issuer and the Guarantors, or (iii) the Issuer and the Guarantors do not wish to disclose publicly a pending material business transaction that has not yet been publicly disclosed; provided, however, that any delay period with respect to Registration Defaults arising under this Section 2(g) will not alter the obligations of the Issuer and the Guarantors to pay Additional Interest with respect to a Registration Default subject to the limitations and exceptions set forth in Section 2(d) above.

(h)           Additional Interest due on the Securities pursuant to Section 2(d) hereof will be payable in cash semiannually in arrears on the same interest payment dates as the Securities, commencing with the first interest payment date occurring after any such Additional Interest commences to accrue.

3.             Registration Procedures.

In connection with the obligations of the Issuer and the Guarantors with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Issuer and the Guarantors shall:

(a)           prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Issuer and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

(b)           prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and, except for such periods as to which such action is not required pursuant to Section 2(g) hereof, cause each Prospectus to be supplemented by any prospectus supplement required by applicable law and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(c)           in the case of a Shelf Registration, furnish to each Holder of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities thereunder; and, except for the periods set forth in Section 2(g) hereof, the Issuer and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

(d)           use their commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the New York Stock Exchange and FINRA and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that none of the Issuer or the Guarantors shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

(e)           in the case of a Shelf Registration, notify each Holder of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus and counsel for the Holders promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Issuer and the Guarantors contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Issuer or the Guarantors receive any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, and (vi) of any determination by the Issuer and the Guarantors that a post-effective amendment to a Registration Statement  (other than an amendment that does nothing more substantive than add one or more Holders to the “Selling Securityholders” table of such Registration Statement or to update any information set forth in such table) would be appropriate except, in the case of clauses (iv), (v), and (vi), with respect to any event, development or transaction permitted to be kept confidential under Section 2(g) hereof, the Issuer and the Guarantors shall not be required to describe such event, development or transaction in the written notice provided;

(f)            make commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as promptly as practicable and provide reasonably prompt notice to each Holder of the withdrawal of any such order;

(g)           in the case of a Shelf Registration, furnish to each Holder of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(h)           in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Securities;

(i)            in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, as promptly as practicable prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Issuer and the Guarantors agree to notify the Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Issuer and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission and expressly agree to maintain the information contained in such notice confidential (except that such information may be disclosed to its counsel) until it has been publicly disclosed by the Issuer and the Guarantors; notwithstanding the foregoing, the Issuer and the Guarantors shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated or deemed to be incorporated therein by reference if (i) an event occurs and is continuing as a result of which the Shelf Registration, any related Prospectus or any document incorporated or deemed to be incorporated therein by reference, would, in the Issuer’s and the Guarantors’ good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading (with respect to such a Prospectus only, in the light of the circumstances under which they were made), and (ii) (a) the Issuer and the Guarantors determine in their good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuer and the Guarantors, or (b) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed;

(j)            in the case of a Shelf Registration Statement, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to, the Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus and their counsel and make such of the representatives of the Issuer and the Guarantors as shall be reasonably requested by such Holders or their counsel available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus, of which such Holders and their counsel shall not have previously been advised and furnished a copy or to which such Holders or their counsel shall reasonably object on a timely basis, except for any Registration Statement or amendment thereto or related Prospectus or supplement thereto (a copy of which has been previously furnished as provided in the preceding sentence) which counsel to the Issuer and the Guarantors has advised the Issuer and the Guarantors in writing is required to be filed in order to comply with applicable law; provided, however, that the foregoing procedures shall be coordinated on behalf of such Holders by a representative designated by the majority in aggregate principal amount of the Holders selling Registrable Securities;

(k)           obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

(l)            cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(m)          in the case of an Underwritten Offering pursuant to a Shelf Registration, make available for inspection upon written request by a representative of the Holders of the Registrable Securities listed in the Shelf Registration Statement and the related Prospectus, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by such Holders, at reasonable times and in a reasonable manner, all pertinent financial and other records, pertinent documents and properties of the Issuer and the Guarantors as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the respective officers, directors and employees of the Issuer and the Guarantors to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with their due diligence responsibilities under a Shelf Registration Statement; provided, however, that records and information that the Issuer and the Guarantors determine in good faith to be confidential and so notifies such representative, Underwriter, attorney, or accountant are confidential shall not be disclosed to any such representative, Underwriter, attorney, or accountant unless (i) the disclosure of such information is necessary to avoid or correct a material misstatement or material omission in an effective Registration Statement or Prospectus, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information has been made generally available to the public other than by any of such persons or an Affiliate of any such persons, provided, however, that if any such information has been disclosed to any such representative, Underwriter, attorney, or accountant, prior notice shall be provided as soon as practicable to the Issuer and the Guarantors of the potential disclosure of any information by such person under the circumstances described in clause (i) or (ii) of this sentence in order to permit the Issuer and the Guarantors to obtain a protective order; provided, further, however, that if such records and information are determined to be confidential, the Issuer and the Guarantors shall (a) provide summaries of such information to counsel for such Underwriter or (b) provide other means as reasonably requested by the Underwriter to enable such Underwriter to satisfy its due diligence requirements without compromising the confidentiality of such information;

(n)           if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, (i) subject to Section 2(b) of this Agreement, promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) subject to Section 2(b) of this Agreement, make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Issuer has received notification of the matters to be incorporated in such filing; and

(o)           in the case of an Underwritten Offering pursuant to a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith, (i) to the extent possible, make such representations and warranties to any Underwriters of such Registrable Securities with respect to the business of the Issuer and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same in writing if and when requested, (ii) obtain opinions of counsel to the Issuer and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to such Underwriters and their respective counsel) addressed to each Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “cold comfort” letters from the independent certified public accountants of the Issuer  (and, if necessary, any other certified public accountant of any subsidiary of the Issuer, or of any business acquired by the Issuer for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, include in such underwriting agreement indemnification provisions and procedures no less favorable to the selling Holders and underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the underwriters (if any), and (v) deliver such documents and certificates as may be reasonably requested by the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuer and the Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

In the case of a Shelf Registration Statement, the Issuer may require each Holder of Registrable Securities to furnish to the Issuer such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Issuer may from time to time reasonably request in writing.  The Issuer may exclude from such registration the Registrable Securities of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request.  Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such seller not materially misleading.

In the case of a Shelf Registration Statement or if Participating Broker-Dealers who have notified the Issuer that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in this Section 3(o) are seeking to sell Exchange Securities and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Issuer, such Holder will deliver to the Issuer (at its expense) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.  If the Issuer shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Issuer shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering.  In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the “Underwriters”) that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering.

4.             Participation of Broker-Dealers in Exchange Offer.

(a)           The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”), may be deemed to be an “underwriter” within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

The Issuer and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-

Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

(b)           In light of the above, notwithstanding the other provisions of this Agreement, the Issuer and the Guarantors agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by one or more Participating Broker-Dealers as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided, however, that:

(i)            the Issuer and the Guarantors shall not be required to keep the Exchange Offer Registration Statement effective, as would otherwise be contemplated by Section 2(b) for a period exceeding 90 days after the date on which such Exchange Offer Registration Statement is declared effective (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement as applied to such Exchange Offer Registration Statement);

(ii)           the Issuer and the Guarantors shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 90 days after the date on which such Exchange Offer Registration Statement is declared effective (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement as applied to such Exchange Offer Registration Statement) and Participating Broker-Dealers shall not be authorized by the Issuer to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

(iii)          the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request in writing to the Issuer by one or more broker-dealers who certify to the Issuer in writing that they anticipate that they will be Participating Broker-Dealers; and provided, further, however, that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Issuer and the Guarantors shall be obligated (x) to deal only with the Broker-Dealer Representatives and (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers.

5.             Indemnification and Contribution.

The Issuer and the Guarantors hereby agree to indemnify and hold harmless each Holder of Registrable Securities and each Participating Broker-Dealer selling Exchange Securities during the applicable period, and each Person, if any, who controls such Person or its affiliates within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (each, a “Participant”) from and against any and all losses, claims, damages, liabilities or expenses (whether direct or indirect, in contract, tort or otherwise) whatsoever, as incurred (including the cost of any investigation or preparation) arising out of or based upon:

(i)            any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuer and Guarantors shall have furnished any amendments or supplements thereto) or any preliminary prospectus; or

(ii)           the omission or alleged omission to state, in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuer and the Guarantors shall have furnished any amendments or supplements thereto) or any preliminary prospectus or any other document or any amendment or supplement thereto, a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

provided, however, the Issuer and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuer and the Guarantors shall have furnished any amendments or supplements thereto) or any preliminary prospectus or any amendment or supplement thereto of a material fact necessary in order to make the statements made therein, in the light of the circumstances under with they were made, not misleading, if in any case such statement or omission relates to such Participant and was made in reliance upon and in conformity with information furnished in writing to the Issuer by such Participant expressly for use therein.  The indemnity provided for in this Section 5 will be in addition to any liability that the Issuer and the Guarantors may otherwise have to the indemnified parties.  None of the Issuer or the Guarantors shall be liable under this Section 5 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld.  No Participant shall, without the prior written consent of the Issuer and the Guarantors, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Issuer or the Guarantors are or could have been a party, or indemnity could have been sought hereunder by the Issuer and the Guarantors, unless such settlement (A) includes an unconditional release of the Issuer and the Guarantors from all liability in any way related to or arising out of such litigation or proceeding and (B) does not impose any actual or potential liability or any other obligation upon the Issuer or any Guarantor and does not contain any factual or legal admission of fault, culpability or a failure to act by or with respect to the Issuer or any Guarantor.

Each Participant, severally and not jointly, agrees to hold the Issuer and the Guarantors harmless and to indemnify the Issuer and the Guarantors (including any of their respective affiliated companies and any director, officer, agent or employee of the Issuer, the Guarantors or any such affiliated company) and any director, officer, or other person controlling (within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act) the Issuer and the Guarantors (including any of the Issuer’s affiliated companies) from and against any and all losses, claims, damages, liabilities or expenses (whether direct or indirect, in contract, tort or otherwise) whatsoever, as incurred (including the cost of any investigation and preparation) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus, or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to such Participant and was made in reliance upon and in conformity with information furnished in writing by such Participant, expressly for use therein.  The indemnity provided for in this Section 5 will be in addition to any liability that the Participants may otherwise have to the indemnified parties.  The Participants shall not be liable under this Section 5 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.  Neither the Issuer nor the Guarantors shall, without the prior written consent of such Participant, effect any settlement or compromise of any pending or threatened proceeding in respect of which such Participant is or could have been a party, or indemnity could have been sought hereunder by such Participant, unless such settlement (A) includes an unconditional release of such Participant, from all liability in any way related to or arising out of such litigation or proceeding and (B) does not impose any actual or potential liability or any other obligation upon any such Participant and does not contain any factual or legal admission of fault, culpability or a failure to act by or with respect to any such Participant.

If a claim is made against any indemnified party as to which such indemnified party may seek indemnity under this Section 5, such indemnified person shall notify the indemnifying party promptly after any written assertion of such claim threatening to institute an action or proceeding with respect thereto and shall notify the indemnifying party promptly of any action commenced against such indemnified party within a reasonable time after such indemnified party shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim.  Failure to so notify the indemnifying party shall not, however, relieve the indemnifying party from any liability which it may have on account of the indemnity under this Section 5, except to the extent such failure results in the forfeiture by the indemnifying party of material rights and defenses.  The indemnifying party shall have the right to assume the defense of any such litigation or proceeding, including the engagement of counsel reasonably satisfactory to the indemnified party.  In any such litigation or proceeding the defense of which the indemnifying party shall have so assumed, any indemnified party shall have the right to participate in such litigation or proceeding and to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed promptly to assume the defense thereof and employ counsel as provided above, or (ii) counsel to the indemnified party reasonably determines that representation of such indemnified party by the indemnifying party’s counsel would present the indemnifying party’s counsel with a conflict of interest.  It is understood that the indemnifying party shall not, in connection with any litigation or proceeding or related litigation or proceeding in the same jurisdiction, be liable under this Agreement for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred.  Such separate firm shall be designated by the indemnified party.

To the extent the indemnity provided for in the foregoing paragraphs of this Section 5 is for any reason held unenforceable although otherwise applicable in accordance with its terms with respect to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party agrees to contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and by such indemnified party, on the other, from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing clause (i), but also the relative fault of the indemnifying party, on the one hand, and of such indemnified party, on the other, in connection with the statements, actions or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Issuer and the Guarantors, on the one hand, and by such Participant, on the other, shall be deemed in the same proportion as the total proceeds from the offering (before deducting expenses) of the Securities received by the Issuer and the Guarantors bear to the total net profit received by such Participant in connection with the sale of the Securities.  Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission or any other alleged conduct relates to information provided by the Issuer and the Guarantors or other conduct by the Issuer and the Guarantors (or their employees or other agents), on the one hand, or by such Participants, on the other hand.

The parties agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of the previous paragraph.  Notwithstanding any other provision of the previous paragraph, no Participant shall be obligated to make contributions hereunder that in the aggregate exceed the total net profit received by such Participant in connection with the sale of the Securities, less the aggregate amount of any damages that such Participant has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this paragraph (d), each person, if any, who controls a Participant within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Participants, and each director of the Issuer or any Guarantor, each officer of the Issuer or any Guarantor, if any, who controls the Issuer or any Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Issuer and the Guarantors.

6.             Miscellaneous.

(a)           No Inconsistent Agreements.  The Issuer and the Guarantors have not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.  The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the

Issuer’s or any of the Guarantors’ other issued and outstanding securities under any such agreements.

(b)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.  Notwithstanding the foregoing sentence, (i) a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of Registrable Securities being sold pursuant to such Registration Statement, (ii) this Agreement may be amended, without the consent of any Holder of Registrable Securities, by written agreement signed by the Issuer and the Initial Purchasers, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (iii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Issuer and the Initial Purchasers to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the Staff of the SEC) or any change therein and (iv) to the extent any provision of this Agreement relates to an Initial Purchaser, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by such Initial Purchaser and the Issuer.

(c)           Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this Section 6(c); (ii) if to the Issuer or the Guarantors, initially at the Issuer’s address set forth in the Indenture and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) if to the Trustee, initially at the Trustee’s address set forth in the Indenture and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

All such notices and communications shall be deemed to have been duly given:  at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Indenture.  If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.  The Trustee (in its capacity as Trustee under the Indenture or acting on behalf of the Holders pursuant to this Agreement) shall have no liability or obligation to either (i) the Issuer or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement or (ii) any Holder with respect to any failure by the Issuer or the Guarantors to comply with, or any breach by the Issuer or the Guarantors of, any of the obligations of the Issuer or the Guarantors under this Agreement.

(e)           Entire Agreement.  This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(f)            Third Party Beneficiary.  The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuer and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights hereunder.

(g)           Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)            Governing Law.  The internal laws of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto without giving effect to conflicts of laws, rules or principles.

(j)            Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable,

the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

QWEST COMMUNICATIONS INTERNATIONAL INC.
QWEST SERVICES CORPORATION
QWEST CAPITAL FUNDING, INC.

By:	/s/ Rahn K. Porter
Name: Rahn K. Porter
Title: Senior Vice President and Treasurer

CITIGROUP GLOBAL MARKETS INC.,
As Representative of the Initial Purchasers

By:	/s/ Niraj J. Shah
Name: Niraj J. Shah
Title: Managing Director